UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2021

ZANITE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2021, the board of directors (the “Board”) of Zanite Acquisition Corp. (the “Company”) appointed Patrick M. Shanahan to the Board. Mr. Shanahan was appointed to serve as a Class III director with a term expiring at the Company’s third annual meeting of stockholders. The Board appointed Mr. Shanahan, who was determined to be an “independent director” as defined in the applicable Nasdaq listing standards, to the Board’s Audit Committee and Compensation Committee. Mr. Shanahan will serve as chairman of the Compensation Committee.

In addition, on September 10, 2021, Gerard J. DeMuro resigned from the Board. Mr. DeMuro’s resignation did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, policies or practices.

Patrick M. Shanahan served as the 33rd Deputy Secretary of Defense. He served as Acting Secretary of Defense from January 1, 2019 to June 23, 2019. After joining the Department of Defense, Mr. Shanahan helped lead the development of several key Department of Defense policies and strategies, including the 2018 National Defense Strategy, 2018 Department of Defense Cyber Strategy, 2018 Cyber Posture Review, 2018 Nuclear Posture Review and 2019 Missile Defense Review. Mr. Shanahan was a champion of digital and technological advancement for the department, spearheading modernization in cybersecurity, artificial intelligence (“AI”), cloud computing and command, control and communication. In June 2018, Mr. Shanahan established the Joint Artificial Intelligence Center and published the Department of Defense’s AI Strategy. Additionally, Mr. Shanahan launched two National Mission Initiatives: predictive maintenance and humanitarian assistance and disaster relief. Mr. Shanahan previously served as the Senior Vice President, Supply Chain & Operations at The Boeing Company (NYSE: BA) (“Boeing”). A Washington state native, Mr. Shanahan joined Boeing in 1986 and spent over three decades with the company. He previously worked as senior vice president of Commercial Airplane Programs, managing profit and loss for the 737, 747, 767, 777 and 787 programs and the operations at Boeing’s principal manufacturing sites; as vice president and general manager of the 787 Dreamliner, leading the program during a critical development period; as vice president and general manager of Boeing Missile Defense Systems, overseeing the Ground-based Midcourse Defense system, Airborne Laser and Advanced Tactical Laser; and as vice president and general manager of Boeing Rotorcraft Systems, overseeing the Apache, Chinook and Osprey. Mr. Shanahan is a National Academy of Engineering Member, Royal Aeronautical Society Fellow, Society of Manufacturing Engineers Fellow and American Institute of Aeronautics and Astronautics Associate Fellow. He served as a regent at the University of Washington for over five years. Mr. Shanahan holds a Bachelor of Science degree in mechanical engineering from the University of Washington and two advanced degrees from the Massachusetts Institute of Technology; including a Master of Science degree in mechanical engineering and an MBA from MIT’s Sloan School of Management.

On September 10, 2021, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Mr. Shanahan, pursuant to which the Company has agreed to provide contractual indemnification, in addition to the indemnification provided in the Company’s Amended and Restated Certificate of Incorporation, against liabilities that may arise by reason of Mr. Shanahan’s service on the Board, and to advance expenses incurred as a result of any proceeding against Mr. Shanahan as to which he could be indemnified, in the form previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-249618) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on October 22, 2020 (as amended, the “Registration Statement”).

On September 10, 2021, the Company entered into a joinder agreement with Mr. Shanahan (the “Joinder Agreement”), pursuant to which Mr. Shanahan (i) agreed to certain covenants contained in the form of letter agreement previously entered into by and among the Company and each of its other officers and directors in connection with the Company’s initial public offering and (ii) was granted registration rights under the registration rights agreement entered into by and among the Company and each of the holders party thereto in connection with the Company’s initial public offering.

The foregoing descriptions of the Indemnity Agreement and the Joinder Agreement do not purport to be complete and are qualified in their entireties by reference to the form of indemnity agreement and the Joinder Agreement, copies of which are attached as Exhibit 10.5 to the Registration Statement and Exhibit 10.1 hereto, respectively, and are incorporated herein by reference.

In connection with his appointment to the Board, Mr. Shanahan was made a member of Zanite Sponsor LLC, the Company’s sponsor, pursuant to which Mr. Shanahan may be entitled to distributions of the Company’s securities held by the Sponsor following the consummation of the Company’s initial business combination.

Other than the foregoing, Mr. Shanahan is not party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 7.01 Press Release

On September 15, 2021, the Company issued a press release announcing the appointment of Mr. Shanahan to the Board. The press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder Agreement, dated September 10, 2021, by and between the Company and Patrick M. Shanahan.

99.1	Press Release, dated September 15, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUITION CORP.

Dated: September 15, 2021	By:	/s/ Steven H. Rosen
Name: Steven H. Rosen
Title: Co-Chief Executive Officer

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